UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

Riley Exploration Permian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15555	87-0267438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29 E. Reno Avenue, Suite 500 Oklahoma City, Oklahoma 73104 Address of Principal Executive Offices, Including Zip Code) 405-415-8677 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	REPX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement - Executive Vice President of Business Intelligence

On March 15, 2021, Riley Exploration Permian, Inc. (the “Company”) entered into an employment agreement with Mr. Corey Riley. Mr. Corey Riley has served as the Company’s Executive Vice President of Business Intelligence since April of 2019. Mr. Corey Riley has diverse experience in technology, accounting, finance, corporate planning, management and executive leadership. Mr. Corey Riley’s employment agreement has an initial term of two years, with automatic renewals thereafter. The employment agreement sets forth the material terms and conditions of his employment, including base salary, target annual cash bonus opportunity, target annual equity award opportunity, standard employee benefit plan participation, severance and change in control benefits. Additionally, Mr. Riley’s employment agreement also includes certain restrictive covenants that generally prohibit him from (i) competing against the Company, (ii) disclosing information that is confidential to the Company and its subsidiaries and (iii) from soliciting or hiring the Company’s employees and those of its subsidiaries or soliciting the Company’s customers. Mr. Corey Riley’s employment agreement may be assigned to an affiliate of the Company. There is a family relationship between Mr. Bobby D. Riley and the Company’s President, Mr. Kevin Riley, and the Company’s Executive Vice President Business Intelligence, Mr. Corey Riley, as father and sons. Mr. Kevin Riley and Mr. Corey Riley are brothers.

The foregoing description of the employment agreement for Mr. Corey Riley contained herein does not purport to be complete and is qualified in its entirety by reference thereto, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Employment Agreement - Executive Vice President of Strategy

On March 15, 2021, Mr. Philip Riley joined the Company as Executive Vice President of Strategy. Mr. Philip Riley, age 46, has 20+ years of experience across energy and other industries as an executive officer, investor, and strategic advisor. Prior to joining the Company, Mr. Philip Riley served as Managing Director of private capital funds Bluescape Energy Partners and Parallel Resource Partners, where he formulated investment strategies, sourced investment opportunities, and managed existing investment operations and performance.  Mr. Riley has served as an officer or board of director of 16 companies, including as Bluescape’s designated director for Riley Exploration – Permian, LLC, which became a wholly-owned subsidiary of the Company as part of our recent merger.  Prior to Bluescape and Parallel, he served as an investment banker at Imperial Capital, Lazard Ltd. and Petrie Parkman.  During 12 years of strategic advisory experience, Mr. Riley advised companies, private investors, lenders, and other creditors in a variety of domestic and international M&A, financing and restructuring transactions exceeding $135 billion in value.  Mr. Riley earned a Bachelor of Business Administration from the University of Texas at Austin, with majors in the Business Honors Program and Finance.

The Company entered into an employment agreement with Mr. Philp Riley effective March 15, 2021 with an initial term of two years, with automatic renewals thereafter. The employment agreement sets forth the material terms and conditions of his employment, including base salary, target annual cash bonus opportunity, target annual equity award opportunity, standard employee benefit plan participation, severance and change in control benefits. Additionally, Mr. Philip Riley’s employment agreement also includes certain restrictive covenants that generally prohibit him from (i) competing against the Company, (ii) disclosing information that is confidential to the Company and its subsidiaries and (iii) from soliciting or hiring the Company’s employees and those of its subsidiaries or soliciting the Company’s customers. Mr. Philip Riley’s employment agreement may be assigned to an affiliate of the Company. There is no family relationship between Mr. Philip Riley and Messrs. Bobby Riley, Kevin Riley or Corey Riley.

The foregoing description of the employment agreement for Mr. Philip Riley contained herein does not purport to be complete and is qualified in its entirety by reference thereto, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Mr. Philip Riley entered into an indemnification agreement with the Company on March 15, 2021. This agreement will require the Company to indemnify Mr. Riley to the fullest extent permitted under Delaware law against liability that may arise by reason of his service to the Company, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified.

The foregoing description of the indemnification agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the form of indemnification agreement, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Amendments to Employment Agreements of Chief Executive Officer and President

Effective March 15, 2021, the Company, through its subsidiary Riley Exploration Permian Operating Company, LLC, has entered into amendments to the previously filed employment agreements with:

•	Bobby D. Riley, Chief Executive Officer
•	Kevin Riley, President

Following the closing of the Company’s merger, the Company’s Board determined that the amendments were necessary and advisable to ensure that the employment agreements that were assumed as part of the merger are consistent with the Company’s public parent holding company structure. The material effect of these amendments include: an increase in vacation time, establishing the timing of bonus payments, clarifying payments due in a change of control and payment limitations, the addition of a form release deliverable by the employee upon separation from the Company, and modifications to the language of the employee’s restrictive covenants.

The foregoing description of the amendments contained herein does not purport to be complete and is qualified in its entirety by reference to the copies of the amendments to the employment agreements for each of Bobby D. Riley and Kevin Riley, which are attached hereto as Exhibits 10.7 and Exhibit 10.8, respectively, and incorporated herein by reference.

 Executive Officer Equity Awards

On March 14, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of the Company approved a one-time grant of special stock awards (the “Special Stock Award”) to the Company’s executive officers. When considering the Special Stock Award, the Compensation Committee evaluated the extraordinary efforts of the Company’s executive officers in completing a strategic merger and their ongoing considerable efforts in managing the post-closing integration and transitions necessitated by the merger.

The Special Stock Awards will be granted as of April 1, 2021 (the “Grant Date”) under the Company’s 2021 Long Term Incentive Plan and applicable award agreement to the following executive officers:

•
Bobby D. Riley, Chief Executive Officer, will receive a number of fully vested shares of common stock with a value on the Grant Date equal to $1,500,000 determined using a share price equal to the arithmetic average of the volume weighted average price of a share of the Company’s common stock over the 10 consecutive trading days immediately preceding the Grant Date (the “VWAP Value”);

•	Kevin Riley, President, will receive a number of fully vested shares of common stock with a value on the Grant Date equal to $1,000,000 determined using a share price equal to the VWAP Value;
•
Corey Riley, Executive Vice President of Business Intelligence, will receive a number of fully vested shares of common stock with a value on the Grant Date equal to $500,000 determined using a share price equal to the VWAP Value;

•
Philip Riley, Executive Vice President of Strategy, will receive a number of fully vested shares of common stock with a value on the Grant Date equal to $400,000 determined using a share price equal to the VWAP Value; and

•
Michael J. Rugen, Chief Financial Officer, will receive a number of shares of restricted stock subject to a one-year vesting period with a value on the Grant Date equal to $250,000 determined using a share price equal to the VWAP Value.

The foregoing description of the Special Stock Awards does not purport to be complete and is qualified in its entirety by reference to the Form of Restricted Stock Award Agreement (Time Vesting) or Form of Common Stock Award Agreement (Vested), which are attached hereto as Exhibit 10.9 and Exhibit 10.10, respectively and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
.
10.1	Employment Agreement dated effective as of March 15, 2021 by and between Riley Exploration Permian, Inc. and Corey Riley.
10.2	Employment Agreement dated effective as of March 15, 2021 by and between Riley Exploration Permian, Inc. and Philip Riley.
10.3*
Form of Indemnification Agreement (incorporated by reference from Exhibit 10.14 to the Registrant’s Registration Statement on Form S-4/A, as filed with the Securities and Exchange Commission on January 21, 2021, Registration No. 333-250019).

10.4*
Employment Agreement dated April 1, 2019 by and between Riley Exploration – Permian, LLC and Bobby D. Riley and assigned by Riley Exploration – Permian, LLC to Riley Permian Operating Company, LLC on June 8, 2019 (incorporated by reference from Exhibit 10.9 to the Registrant’s Registration Statement on Form S-4/A, as filed with the Securities and Exchange Commission on December 31, 2020, Registration No. 333-250019).

10.5*
Amendment No. 1 to Employment Agreement dated October 1, 2020 by and between Riley Permian Operating Company, LLC and Bobby D. Riley (incorporated by reference from Exhibit 10.10 to the Registrant’s Registration Statement on Form S-4/A, as filed with the Securities and Exchange Commission on December 31, 2020, Registration No. 333-250019).

10.6*
Employment Agreement dated April 1, 2019 by and between Riley Exploration – Permian, LLC and Kevin Riley and assigned by Riley Exploration – Permian, LLC to Riley Permian Operating Company, LLC on June 8, 2019 (incorporated by reference from Exhibit 10.11 to the Registrant’s Registration Statement on Form S-4/A, as filed with the Securities and Exchange Commission on December 31, 2020, Registration No. 333-250019).

10.7	Amendment No. 2 dated March 15, 2021 to Employment Agreement October 1, 2020 by and between Riley Permian Operating Company, LLC and Bobby D. Riley (incorporated by reference from Exhibit 10.10 to the Registrant’s Registration Statement on Form S-4/A, as filed with the Securities and Exchange Commission on December 31, 2020, Registration No. 333-250019).
10.8	Amendment No. 1 dated March 15, 2021 to Employment Agreement dated April 1, 2019 by and between Riley Exploration – Permian, LLC and Kevin Riley and assigned by Riley Exploration – Permian, LLC to Riley Permian Operating Company, LLC on June 8, 2019 (incorporated by reference from Exhibit 10.11 to the Registrant’s Registration Statement on Form S-4/A, as filed with the Securities and Exchange Commission on December 31, 2020, Registration No. 333-250019).
10.9*	Form of Restricted Stock Agreement (Time Vesting) (incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8, as filed with the Securities and Exchange Commission on March 1, 2021, Registration No. 333- 253750).
10.10	Form of Common Stock Agreement (Vested)
___________

* Previously Filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RILEY EXPLORATION PERMIAN, INC.

Date: March 15, 2021	By:	/s/ Bobby D. Riley
Bobby D. Riley
Chairman of the Board and Chief Executive Officer